Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period: June-06

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	7/21/06
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY included in this filing

THE THAXTON GROUP

03-13182 - 03-13213    June 30, 2006

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	10,984,053	—			10,984,053	8,388,914	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	10,330,608				10,330,608	9,410,000	403,934,741	366,311,238
Interest Income/Other Income	40,386				40,386	—	11,901,242	1,221,000
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(2,537,049)	2,537,049			—			—
Proceeds from the Sale of Assets

Total Receipts	7,833,945	2,537,049	—	—	10,370,994	9,410,000	462,138,382	367,532,238

Disbursements
Gross Payroll/Payroll Taxes		2,537,049			2,537,049	1,747,500	76,186,347	67,913,245
Sales, Use & Other Taxes	12,228				12,228		1,650,695	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	203,759				203,759		3,491,726	—
Insurance/Payroll WH paid from operating accounts	34,308				34,308	35,000	474,075	412,800
Marketing					—		—	—
Property Mainenance/Utilities					—		—	—
Other (Attach List)	1,464,199				1,464,199	2,318,640	74,988,626	76,129,029
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	6,101,632				6,101,632	5,978,000	205,276,660	202,075,538
					—		—
Deposits to Lenders	—				—		75,185,504	2,500,000
Professional fees - Carve-out	639,566				639,566	1,000,000	34,690,940	30,471,526
US Trustee Quarterly Fees	—				—	—	801,551	713,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	8,455,691	2,537,049	—	—	10,992,740	11,079,140	472,746,122	380,215,388

Net Cash Flow (Receipts less Disbursements)	(621,746)	—	—	—	(621,746)	(1,669,140)	(10,607,740)	(12,683,150)

Cash - End of Month	10,362,307	—	—	—	10,362,307	6,719,774	10,362,331	6,719,774

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 6/2	BUDGET 6/9	BUDGET 6/16	BUDGET 6/23	BUDGET 6/30	BUDGET MONTH JUNE
Beginning Cash	$8,388,914	$8,732,464	$7,826,714	$7,249,774	$6,448,924	$8,388,914
Cash Receipts
TICO Cash Collected	—	—	—	—	—	—
SM Cash Collected	2,050,000	2,050,000	1,650,000	1,650,000	2,000,000	9,400,000
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	—	—	—	—	10,000	10,000
	—	—	—	—	—	—

Total Cash Receipts	2,050,000	2,050,000	1,650,000	1,650,000	2,010,000	9,410,000

Cash Disbursements
Loan Proceeds Checks	1,040,000	1,160,000	1,120,000	1,050,000	1,300,000	5,670,000
Expenses related to Loans	68,000	71,000	67,000	64,000	38,000	308,000
Expenses related to TIG	—	—	—	—	—	—

Total Cash Disbursements	1,108,000	1,231,000	1,187,000	1,114,000	1,338,000	5,978,000

						—

NET CASH RECEIPTS	942,000	819,000	463,000	536,000	672,000	3,432,000

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	20,000	25,000	40,000	25,000	20,000	130,000
Bank Charges	—	25,000	70	—	—	25,070
Claims Funding*	51,000	51,000	31,000	31,000	31,000	195,000
Company Auto	1,000	10,000	1,020	5,000	1,000	18,020
Computer Costs	10,000	5,000	10,500	—	—	25,500
Dues And Subscriptions	—	5,000	—	—	10,000	15,000
Employee Reimbursements - collections exp	500	500	500	500	500	2,500
Equipment Rental	—	5,000	—	—	—	5,000
Fixed Assets	10,000	60,000	60,000	10,000	10,000	150,000
Forms & Printing	30,000	20,150	—	30,000	—	80,150
Insurance	1,200	30,500	10,300	—	—	42,000
Meals & Entertainment	20,000	50	—	—	—	20,050
Miscellaneous	10,750	10,750	750	750	750	23,750
Office Expense	8,000	8,000	5,500	500	5,500	27,500
Postage	15,100	10,100	8,100	8,100	8,100	49,500
Prepaid Expenses	—	—	—	—	—	—
Prepaid Software ABS	7,500	25,000	—	—	—	32,500
Professional Fees-Ordinary Course	15,000	25,000	15,000	35,000	15,000	105,000
Rent	1,000	15,000	—	198,000	4,300	218,300
Repairs & Maintenance	5,150	5,000	5,000	5,000	5,000	25,150
Roadgard	—	—	—	—	—	—
Advertising	—	5,000	—	—	—	5,000
Taxes & Licenses	5,750	—	5,000	—	500	11,250
Telephone	30,200	1,200	10,200	60,000	20,000	121,600
Temporary Agency Staff	—	7,500	—	5,000	—	12,500
Board of Directors	3,500	—	—	—	15,000	18,500
Travel	25,000	1,000	—	3,000	—	29,000
Utilities	20,800	12,000	8,000	8,000	5,000	53,800

Total Operating Cash Disbursements	291,450	362,750	210,940	424,850	151,650	1,441,640

Other Items
Interest to Finova	—	—	367,000	—	—	367,000
Payroll Paid TTG	—	25,000	—	25,000	—	50,000
Payroll Paid SMC	25,000	675,000	250,000	675,000	—	1,625,000
401K	35,000	—	—	—	37,500	72,500
Restructuring Officer	12,000	12,000	12,000	12,000	12,000	60,000
Insurance Renewal	35,000	—	—	—	—	35,000
Credit Insurance Carrier	—	430,000	—	—	—	430,000
Pre-Filing Prepays	—	—	—	—	—	—
Bank Fees and Expenses	—	20,000	—	—	—	20,000
Deposit to Lender	—	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—	—
KERP	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	200,000	200,000	200,000	200,000	200,000	1,000,000

Total Other Items	307,000	1,362,000	829,000	912,000	249,500	3,659,500

						—
Cash from Operations						—
Total Collections	2,050,000	2,050,000	1,650,000	1,650,000	2,010,000	9,410,000
Total Disbursements	1,494,450	2,743,750	2,014,940	2,238,850	1,527,150	10,019,140

Net Cash from Operations	555,550	(693,750)	(364,940)	(588,850)	482,850	(609,140)

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(212,000)	(1,060,000)

Net Change in Cash	343,550	(905,750)	(576,940)	(800,850)	270,850	(1,669,140)

Adjustment due to New Budget Period						—

Ending Cash	8,732,464	7,826,714	7,249,774	6,448,924	6,719,774	6,719,774

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY
Monthly Court Report for June-06	JOINTLY ADMINISTERED
HOLDING COMPANY HOLDING COMPANY HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	10,984,052.94	10,538,805.20	—		446,869.10	(1,621.36)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	10,330,607.95	—			10,330,607.95	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	40,385.80	30,077.78			283.02	10,025.00
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	10,370,993.75	30,077.78	—	—	10,330,890.97	10,025.00

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	(444,964.26)			445,837.34	(873.08)
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	10,370,993.75	(414,886.48)	—	—	10,776,728.31	9,151.92

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	5,831,828.94	—			5,831,828.94	—
Expenses related to Loans\Thaxton Insurance Group	269,802.92	—			269,851.67	(48.75)

Subtotal - Loans	6,101,631.86	—	—		6,101,680.61	(48.75)

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	130,224.22	—			130,224.22	—
Bank Charges	865.52	135.80			729.72	—
Claims Funding*	202,746.50	—			202,746.50	—
Company Auto	19,955.67	—			19,955.67	—
Computer Costs	40,177.68	35,813.45			4,023.23	341.00
Dues And Subscriptions	799.15	—			799.15	—
Equipment Rental	4,238.67	—			4,238.67	—
Fixed Assets	101,119.17	—			101,119.17	—
Forms & Printing	51,992.27	—			51,992.27	—
Insurance	34,307.94	2,183.87			32,124.07	—
Meals & Entertainment	11,388.06	50.87			11,337.19	—
Miscellaneous	5,355.33	—			5,355.33	—
Office Expense	8,817.98	1,164.00			7,653.98	—
Postage	49,073.72	51.87			48,994.50	27.35
Prepaid Software ABS	24,457.75	—			24,457.75	—
Professional Fees-Ordinary Course	9,620.22	6,076.92			3,340.80	202.50
Rent	203,759.09	4,891.00			198,920.59	(52.50)
Repairs & Maintenance	22,972.74	—			22,972.74	—
Seminars & Meetings	1,595.00	—			1,595.00	—
Taxes & Licenses	12,227.89	721.17			11,506.72	—
Telephone	95,618.32	1,162.64			94,455.68	—
Travel	20,242.13	—			20,242.13	—
Utilities	46,410.18	338.01			45,938.11	134.06
Interest to Finova	—	—			—	—
Payroll Paid TTG	33,173.72	24,625.46			—	8,548.26
Payroll Paid SMC	2,503,875.00	—			2,503,875.00	—
Restructuring Officer	60,000.00	60,000.00			—	—
Insurance Renewal	3,748.00	—			3,748.00	—
Credit Insurance Payments	471,801.69	—			471,801.69	—
Deposit to Lender	—	—			—	—
US Trustee	—	—			—	—
Bankruptcy Professionals	639,565.65	639,565.65			—	—
Other	80,493.13	50,639.65			29,853.48	—

Total Other Cash Disbursements	4,891,108.15	827,420.36	—		4,054,487.12	9,200.67

					—	—

TOTAL ALL CASH DISBURSEMENTS	10,992,740.01	827,420.36	—		10,156,167.73	9,151.92

	10,362,306.68	9,296,498.36	—		1,067,429.68	(1,621.36)

BANK ACCOUNT RECONCILED BALANCES:	10,362,306.68	9,296,498.36			1,067,429.68	(1,621.36)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 7/21/06
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP	JOINTLY ADMINISTERED
Cash Disbursements for THE THAXTON GROUP - Consolidated	CASES 03-13182 -03-13213
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	10,984,052.94		—	10,984,052.94

TICO Cash Collected	—	—	—	—
SM Cash Collected	10,330,607.95	—	—	10,330,607.95
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	40,385.80	—	—	40,385.80
	—	—	—	—
Proceeds from the sales of the TICO Assets	—	—	—	—

SUBTOTAL	10,370,993.75	—	—	10,370,993.75

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,537,048.72)	2,537,048.72	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	7,833,945.03	2,537,048.72	—	10,370,993.75

Cash Disbursements - Loans
Loan Proceeds Checks	5,831,828.94			5,831,828.94
Expenses related to Loans\Thaxton Insurance Group	269,802.92			269,802.92

Subtotal - Loans	6,101,631.86	—	—	6,101,631.86

	—
Cash Disbursements - Other	—
Advertising	130,224.22		—	130,224.22
Bank Charges	865.52	—	—	865.52
Claims Funding*	202,746.50		—	202,746.50
Company Auto	19,955.67	—	—	19,955.67
Computer Costs	40,177.68	—	—	40,177.68
Dues And Subscriptions	799.15	—	—	799.15
Equipment Rental	4,238.67	—	—	4,238.67
Fixed Assets	101,119.17	—	—	101,119.17
Forms & Printing	51,992.27	—	—	51,992.27
Insurance	34,307.94	—	—	34,307.94
Meals & Entertainment	11,388.06	—	—	11,388.06
Miscellaneous	5,355.33	—	—	5,355.33
Office Expense	8,817.98	—	—	8,817.98
Postage	49,073.72	—	—	49,073.72
Prepaid Software ABS	24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course	9,620.22	—	—	9,620.22
Rent	203,759.09	—	—	203,759.09
Repairs & Maintenance	22,972.74	—	—	22,972.74
Seminars & Meetings	1,595.00	—	—	1,595.00
Taxes & Licenses	12,227.89	—	—	12,227.89
Telephone	95,618.32	—	—	95,618.32
Travel	20,242.13	—	—	20,242.13
Utilities	46,410.18	—	—	46,410.18
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	33,173.72	—	33,173.72
Payroll Paid SMC	—	2,503,875.00	—	2,503,875.00
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	3,748.00	—	—	3,748.00
Credit Insurance Payments	471,801.69	—	—	471,801.69
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	639,565.65	—	—	639,565.65
Other	80,493.13	—	—	80,493.13

Total Other Cash Disbursements	2,354,059.43	2,537,048.72	—	4,891,108.15

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	8,455,691.29	2,537,048.72	—	10,992,740.01

	10,362,306.68	—	—	10,362,306.68

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No. 03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	827,420.36
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	827,420.36

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for June-06	Case # 03-13183
FED ID# 57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	10,538,805.20	8,615,137.13	385,248.45	1,538,419.62	—

	—
TICO Cash Collected	—				—
SM Cash Collected	—				—
TIG Cash Collected	—				—
TPF Cash Collected	—				—
TCL Cash Collected	—				—
Other Income Collected	30,077.78	15,027.89		15,049.89	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	30,077.78	15,027.89	—	15,049.89	—

	—				—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(444,964.26)	(1,000,000.00)	—	530,410.28	24,625.46
	—
	—				—

Total Cash receipts	(414,886.48)	(984,972.11)	—	545,460.17	24,625.46

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks	—				—
Expenses related to Loans	—				—

Subtotal - Loans	—	—	—	—	—

					—
					—
Cash Disbursements - Other					—
Advertising	—				—
Bank Charges	135.80	67.90	—	67.90
Claims Funding*	—			—
Company Auto	—			—
Computer Costs	35,813.45			35,813.45
Dues And Subscriptions	—			—
Employee Reimbursements - collections exp	—			—
Equipment Rental	—			—
Fixed Assets	—			—
Forms & Printing	—			—
Insurance	2,183.87			2,183.87
Meals & Entertainment	50.87			50.87
Miscellaneous	—			—
Office Expense	1,164.00			1,164.00
Postage	51.87			51.87
Prepaid Expenses	—			—
Prepaid Software ABS	—			—
Professional Fees-Ordinary Course	6,076.92			6,076.92
Rent	4,891.00			4,891.00
Repairs & Maintenance	—			—
Roadgard	—			—
Seminars & Meetings	—			—
Taxes & Licenses	721.17			721.17
Telephone	1,162.64			1,162.64
Temporary Agency Staff	—			—
Travel	—
Utilities	338.01			338.01
Interest to Finova	—
Payroll Paid TTG	24,625.46				24,625.46
Payroll Paid SMC	—
Restructuring Officer	60,000.00			60,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—			—
Bankruptcy Professionals	639,565.65			639,565.65
Other	50,639.65			50,639.65

Total Other Cash Disbursements	827,420.36	67.90	—	802,727.00	24,625.46

TOTAL ALL CASH DISBURSEMENTS	827,420.36	67.90	—	802,727.00	24,625.46

	9,296,498.36	7,630,097.12	385,248.45	1,281,152.79	—

Book Balance per bank rec.	9,296,498.36	7,630,097.12	385,248.45	1,281,152.79	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	Case No. 03-13183
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	10,538,805.20	—	—	10,538,805.20

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	30,077.78	—	—	30,077.78
Proceeds from the sales of the TICO Assets

SUBTOTAL	30,077.78	—	—	30,077.78

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(469,589.72)	24,625.46	—	(444,964.26)
			—	—
	—	—	—	—

Total Cash receipts	(439,511.94)	24,625.46	—	(414,886.48)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	135.80	—	—	135.80
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	35,813.45	—	—	35,813.45
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	2,183.87	—	—	2,183.87
Meals & Entertainment	50.87	—	—	50.87
Miscellaneous	—	—	—	—
Office Expense	1,164.00	—	—	1,164.00
Postage	51.87	—	—	51.87
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	6,076.92	—	—	6,076.92
Rent	4,891.00	—	—	4,891.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	721.17	—	—	721.17
Telephone	1,162.64	—	—	1,162.64
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	338.01	—	—	338.01
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	24,625.46	—	24,625.46
Payroll Paid SMC	—	—	—	—
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	639,565.65	—	—	639,565.65
Other	50,639.65	—	—	50,639.65

Total Other Cash Disbursements	802,794.90	24,625.46	—	827,420.36

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	802,794.90	24,625.46	—	827,420.36

	9,296,498.36	—	—	9,296,498.36

Book Balance per bank rec.

In re:	Case No. 03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH—ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for June-06
FED ID # 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for June-06
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for June-06
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for June-06
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No. 03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for June-06
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for June-06
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—
SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—

	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP

SUMMARY TICO CREDIT CORP

Monthly Court Report for    June-06

FED ID#

	Consolidated Totals	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	TICO-HQ 03-13195
Beginning Cash Position	(1,621.36)	—	—	(0.00)	(1,621.36)

	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	10,025.00	10,000.00	—	25.00	—

SUBTOTAL	10,025.00	10,000.00	—	25.00	—

	—	—	—	—	—
	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(873.08)	(10,000.00)	—	(73.75)	9,200.67
	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts and Transfers	9,151.92	—	—	(48.75)	9,200.67

		—	—	—	—
Cash Disbursements - Loans		—	—	—	—
		—	—	—	—
Loan Proceeds Checks	—	—	—	—	—
Expenses related to Loans	(48.75)	—	—	(48.75)	—

Subtotal - Loans	(48.75)	—	—	(48.75)	—

		—	—	—	—
	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—
Advertising	—	—	—	—	—
Bank Charges	—	—	—	—	—
Claims Funding*	—	—	—	—	—
Company Auto	—	—	—	—	—
Computer Costs	341.00	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	—	—	—	—	—
Fixed Assets	—	—	—	—	—
Forms & Printing	—	—	—	—	—
Insurance	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—
Miscellaneous	—	—	—	—	—
Office Expense	—	—	—	—	—
Postage	27.35	—	—	—	27.35
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—
Professional Fees-Ordinary Course	202.50	—	—	—	202.50
Rent	(52.50)	—	—	—	(52.50)
Repairs & Maintenance	—	—	—	—	—
Roadgard	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—
Telephone	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—
Travel	—	—	—	—	—
Utilities	134.06	—	—	—	134.06
Interest to Finova	—	—	—	—	—
Payroll Paid TTG	8,548.26	—	—	—	8,548.26
Payroll Paid SMC	—	—	—	—	—
Restructuring Officer	—	—	—	—	—
Insurance Renewal	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—

Total Other Cash Disbursements	9,200.67	—	—	—	9,200.67

TOTAL ALL CASH DISBURSEMENTS	9,151.92	—	—	(48.75)	9,200.67

		—	—	—	—

	(1,621.36)	—	—	(0.00)	(1,621.36)

		—	—	—	—
Book Balance per bank rec.	(1,621.36)	—	—	(0.00)	(1,621.36)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	Case No. -
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—	(1,621.36)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	10,025.00	—	—	10,025.00

SUBTOTAL	10,025.00	—	—	10,025.00

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(9,421.34)	8,548.26	—	(873.08)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	603.66	8,548.26	—	9,151.92

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(48.75)			(48.75)

Subtotal - Loans	(48.75)			(48.75)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	27.35	—	—	27.35
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	202.50	—	—	202.50
Rent	(52.50)	—	—	(52.50)
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	134.06	—	—	134.06
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	8,548.26	—	8,548.26
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	652.41	8,548.26	—	9,200.67

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	603.66	8,548.26	—	9,151.92

	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS
Monthly Court Report for June-06	Case No. -
FED ID#

	Consolidated Totals	TICO-OH	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)		(1,621.36)	(1,621.36)	—	—	(1,621.36)

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—		—	—	—	—	—
TIG Cash Collected	—		—	—	—	—	—
TPF Cash Collected	—		—	—	—	—	—
TCL Cash Collected	—		—	—	—	—	—
Other Income Collected	—		—	—	—	—	—

SUBTOTAL	—	—	—

	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	603.66	(48.75)	652.41	603.66	—	—	603.66
Outstanding Checks	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—		—	—	—	—
WACHOVIA #101000020906	—	—		—	—	—	—
	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	603.66	(48.75)	652.41	603.66	—	—	603.66

		—	—	—
Cash Disbursements - Loans		—	—	—
		—	—	—
Loan Proceeds Checks				—			—
Expenses related to Loans	(48.75)	(48.75)		(48.75)			(48.75)

Subtotal - Loans	(48.75)	(48.75)	—	(48.75)			(48.75)

		—	—	—			—
		—	—	—			—
Cash Disbursements - Other		—	—	—			—
Advertising	—			—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—			—			—
Company Auto	—			—	—	—	—
Computer Costs	341.00		341.00	341.00	—	—	341.00
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements—collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	27.35		27.35	27.35	—	—	27.35
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	202.50		202.50	202.50	—	—	202.50
Rent	(52.50)		(52.50)	(52.50)	—	—	(52.50)
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	134.06		134.06	134.06	—	—	134.06
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Credit Insurance Payments	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
Other	—			—	—	—	—

Total Other Cash Disbursements	652.41	—	652.41	652.41	—	—	652.41

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	603.66	(48.75)	652.41	603.66	—	—	603.66

		—	—

	(1,621.36)	—	(1,621.36)	(1,621.36)	—	—	(1,621.36)

		—	—
Book Balance per bank rec.	(1,621.36)		(1,621.36)

In re:	Case No. 03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	9,200.67
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$9,200.67

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for June-06
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	(1,621.36)	—		(1,621.36)	—		(1,621.36)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	9,200.67	652.41	8,548.26		652.41	8,548.26	—	9,200.67
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	9,200.67	652.41	8,548.26	—	652.41	8,548.26	—	9,200.67

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	27.35	27.35			27.35	—	—	27.35
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	202.50	202.50			202.50	—	—	202.50
Rent	(52.50)	(52.50)			(52.50)	—	—	(52.50)
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	134.06	134.06			134.06	—	—	134.06
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	8,548.26	—	8,548.26		—	8,548.26	—	8,548.26
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	9,200.67	652.41	8,548.26	—	652.41	8,548.26	—	9,200.67

TOTAL ALL CASH DISBURSEMENTS	9,200.67	652.41	8,548.26	—	652.41	8,548.26	—	9,200.67

	(1,621.36)	(1,621.36)	—	—	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.	(1,621.36)	(1,621.36)	—

In re:	Case No. 03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for June-06
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC				—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re:	Case No. 03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for June-06
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

	—						—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for June-06
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No. 03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for June-06
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE	Case No. 03-13182
Monthly Court Report for June-06
FED ID # 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—				—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for June-06
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(48.75)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$(48.75)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for June-06
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	25.00	25.00			25.00	—	—	25.00

SUBTOTAL	25.00	25.00	—	—	25.00	—	—	25.00

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(73.75)	(73.75)	—		(73.75)	—	—	(73.75)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(48.75)	(48.75)	—	—	(48.75)	—	—	(48.75)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(48.75)	(48.75)			(48.75)	—	—	(48.75)

Subtotal - Loans	(48.75)	(48.75)	—	—	(48.75)	—	—	(48.75)

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

—

TOTAL ALL CASH DISBURSEMENTS	(48.75)	(48.75)	—	—	(48.75)	—	—	(48.75)

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No. 03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for June-06
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No. 03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for June-06
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	10,000.00	10,000.00		10,000.00	—	—	10,000.00

SUBTOTAL	10,000.00	10,000.00	—	10,000.00	—	—	10,000.00

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(10,000.00)	(10,000.00)		(10,000.00)	—	—	(10,000.00)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No. 03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for June-06
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No. 03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for June-06
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No. 03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for June-06
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for June-06
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for June-06
FED ID# 57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						—	—	—	—
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						—	—	—	—
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						—	—	—	—
Repairs & Maintenance						—	—	—	—
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						—	—	—	—
Travel						—	—	—	—
Utilities						—	—	—	—
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	—	—	—
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No. -
Monthly Court Report for June-06
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	446,869.10	44,325.36	289,347.14	378,328.95	21,429.78	—	73,600.97	(360,163.10)	446,869.10	—	—	446,869.10

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	10,330,607.95	434,680.27	2,865,762.44	2,468,389.89	1,258,784.70	1,343,248.57	1,050,955.44	908,786.64	10,330,607.95	—	—	10,330,607.95
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	283.02	—	—	—	—	—	—	283.02	283.02	—	—	283.02

SUBTOTAL	10,330,890.97	434,680.27	2,865,762.44	2,468,389.89	1,258,784.70	1,343,248.57	1,050,955.44	909,069.66	10,330,890.97	—	—	10,330,890.97

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	445,837.34	161,994.71	(85,137.31)	315,514.60	344,658.98	(6,746.38)	155,557.21	(440,004.47)	(2,058,037.66)	2,503,875.00	—	445,837.34
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	10,776,728.31	596,674.98	2,780,625.13	2,783,904.49	1,603,443.68	1,336,502.19	1,206,512.65	469,065.19	8,272,853.31	2,503,875.00	—	10,776,728.31

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	5,831,828.94	339,531.10	1,836,187.73	1,398,108.84	821,025.40	774,843.38	662,132.49	—	5,831,828.94			5,831,828.94
Expenses related to Loans	269,851.67	15,638.88	60,403.80	83,344.64	41,427.23	43,245.34	25,717.85	73.93	269,851.67			269,851.67

Subtotal - Loans	6,101,680.61	355,169.98	1,896,591.53	1,481,453.48	862,452.63	818,088.72	687,850.34	73.93	6,101,680.61			6,101,680.61

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	130,224.22	10,405.04	27,478.08	19,735.75	11,684.67	10,695.87	11,374.61	38,850.20	130,224.22			130,224.22
Bank Charges	729.72	—	—	—	—	7.47	681.75	40.50	729.72	—	—	729.72
Claims Funding*	202,746.50	2,695.59	47,368.07	33,863.14	19,941.52	32,023.87	9,354.73	57,499.58	202,746.50			202,746.50
Company Auto	19,955.67	1,056.25	3,093.42	3,812.64	4,957.89	—	790.28	6,245.19	19,955.67	—	—	19,955.67
Computer Costs	4,023.23		84.22	59.13	21.69	67.08	13.80	3,777.31	4,023.23	—	—	4,023.23
Dues And Subscriptions	799.15	—	354.59	316.88	—	—	127.68	—	799.15	—	—	799.15
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	4,238.67	—	—	—	—	—	—	4,238.67	4,238.67	—	—	4,238.67
Fixed Assets	101,119.17	18,416.69	21,414.82	2,654.45	1,120.00	—	27,492.47	30,020.74	101,119.17	—	—	101,119.17
Forms & Printing	51,992.27	5,326.47	14,835.86	12,633.47	6,609.22	6,853.11	4,354.16	1,379.98	51,992.27	—	—	51,992.27
Insurance	32,124.07	1,372.03	8,411.04	7,013.26	3,441.12	4,256.03	3,461.44	4,169.15	32,124.07	—	—	32,124.07
Meals & Entertainment	11,337.19	1,120.12	2,003.52	4,310.08	946.35	12.70	492.70	2,451.72	11,337.19	—	—	11,337.19
Miscellaneous	5,355.33	1,188.67	1,375.63	830.10	620.58	438.14	371.16	531.05	5,355.33	—	—	5,355.33
Office Expense	7,653.98	1,269.22	2,600.73	1,133.23	203.25	470.18	960.70	1,016.67	7,653.98	—	—	7,653.98
Postage	48,994.50	8,159.22	6,832.83	10,332.39	5,514.50	5,708.07	2,853.46	9,594.03	48,994.50	—	—	48,994.50
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	24,457.75	—	—	—	—	—	—	24,457.75	24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course	3,340.80	—	228.00	228.00	—	—	—	2,884.80	3,340.80	—	—	3,340.80
Rent	198,920.59	13,107.63	62,856.15	38,434.15	23,434.28	20,689.85	24,724.66	15,673.87	198,920.59	—	—	198,920.59
Repairs & Maintenance	22,972.74	1,775.54	7,165.43	6,056.00	2,594.80	3,180.41	1,452.13	748.43	22,972.74	—	—	22,972.74
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	1,595.00	—	—	175.00	—	—	—	1,420.00	1,595.00	—	—	1,595.00
Taxes & Licenses	11,506.72	300.00	64.30	3,292.07	5,839.94	1,361.34	25.00	624.07	11,506.72	—	—	11,506.72
Telephone	94,455.68	6,450.50	34,046.09	19,339.83	10,106.55	7,914.71	9,380.60	7,217.40	94,455.68	—	—	94,455.68
Temporary Agency Staff	485.76	—	485.76	—	—	—	—	—	485.76	—	—	485.76
Travel	20,242.13	5,319.78	3,677.29	1,692.93	1,182.62	54.00	2,068.17	6,247.34	20,242.13	—	—	20,242.13
Utilities	45,938.11	4,793.23	16,625.10	8,138.29	5,608.55	5,817.41	4,955.53	—	45,938.11	—	—	45,938.11
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,503,875.00	115,158.07	420,681.26	716,900.14	387,865.62	328,297.64	259,320.84	275,651.43	—	2,503,875.00	—	2,503,875.00
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	3,748.00	—	—	—	—	—	—	3,748.00	3,748.00	—	—	3,748.00
Credit Insurance Payments	471,801.69	—	—	163,598.14	220,033.85	88,169.70	—	—	471,801.69	—	—	471,801.69
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	29,853.48	916.53	9,610.01	6,146.58	3,123.33	2,395.89	721.89	6,939.25	29,853.48	—	—	29,853.48

Total Other Cash Disbursements	4,054,487.12	198,830.58	691,292.20	1,060,695.65	714,850.33	518,413.47	364,977.76	505,427.13	1,550,612.12	2,503,875.00	—	4,054,487.12

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,156,167.73	554,000.56	2,587,883.73	2,542,149.13	1,577,302.96	1,336,502.19	1,052,828.10	505,501.06	7,652,292.73	2,503,875.00	—	10,156,167.73

			—

	1,067,429.68	86,999.78	482,088.54	620,084.31	47,570.50	—	227,285.52	(396,598.97)	1,067,429.68	—	—	1,067,429.68

Book Balance per bank rec.	1,067,429.68	86,999.78	482,088.54	620,084.31	47,570.50	—	227,285.52	(396,598.97)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for June-06	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(959,468.02)	—	—	—	—	—			(959,468.02)

	—
TICO Cash Collected	—
SM Cash Collected	126,722.51							126,722.51
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	126,722.51	—	—	—	—	—	—	126,722.51	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	9,449,074.38	514,253.82	2,600,123.33	2,200,378.96	1,394,466.64	1,178,141.99	938,287.56	222,734.62	400,687.46
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	9,575,796.89	514,253.82	2,600,123.33	2,200,378.96	1,394,466.64	1,178,141.99	938,287.56	349,457.13	400,687.46

Cash Disbursements - Loans
Loan Proceeds Checks	6,068,304.74	339,531.10	1,836,187.73	1,398,108.84	821,025.40	774,843.38	662,132.49	236,475.80
Expenses related to Loans	277,870.63	15,638.88	60,403.80	83,344.64	41,427.23	43,245.34	25,717.85	8,018.96	73.93

Subtotal - Loans	6,346,175.37	355,169.98	1,896,591.53	1,481,453.48	862,452.63	818,088.72	687,850.34	244,494.76	73.93

Cash Disbursements - Other
Advertising	135,215.98	10,405.04	27,478.08	19,735.75	11,684.67	10,695.87	11,374.61	4,991.76	38,850.20
Bank Charges	1,149.87		414.76	5.39		7.47	681.75		40.50
Claims Funding*	203,027.69	2,695.59	47,368.07	33,863.14	19,941.52	32,023.87	9,354.73	281.19	57,499.58
Company Auto	21,145.64	1,056.25	3,093.42	3,812.64	4,957.89		790.28	1,189.97	6,245.19
Computer Costs	4,023.23		84.22	59.13	21.69	67.08	13.80		3,777.31
Dues And Subscriptions	1,709.15		354.59	316.88			127.68	910.00
Employee Reimbursements - collections exp	—
Equipment Rental	4,238.67								4,238.67
Fixed Assets	120,820.73	18,416.69	21,414.82	2,654.45	1,120.00		27,492.47	19,701.56	30,020.74
Forms & Printing	55,925.01	5,326.47	14,835.86	12,633.47	6,609.22	6,853.11	4,354.16	3,932.74	1,379.98
Insurance	32,423.96	1,372.03	8,411.04	7,013.26	3,441.12	4,256.03	3,461.44	299.89	4,169.15
Meals & Entertainment	12,002.92	1,120.12	2,003.52	4,310.08	946.35	12.70	492.70	665.73	2,451.72
Miscellaneous	5,963.55	1,188.67	1,375.63	830.10	620.58	438.14	371.16	608.22	531.05
Office Expense	9,002.04	1,269.22	2,600.73	1,133.23	203.25	470.18	960.70	1,348.06	1,016.67
Postage	51,724.65	8,159.22	6,832.83	10,332.39	5,514.50	5,708.07	2,853.46	2,730.15	9,594.03
Prepaid Expenses	—
Prepaid Software ABS	24,457.75								24,457.75
Professional Fees-Ordinary Course	3,340.80		228.00	228.00					2,884.80
Rent	205,948.79	13,107.63	62,856.15	38,434.15	23,434.28	20,689.85	24,724.66	7,028.20	15,673.87
Repairs & Maintenance	23,573.74	1,775.54	7,165.43	6,056.00	2,594.80	3,180.41	1,452.13	601.00	748.43
Roadgard	—
Seminars & Meetings	1,595.00			175.00					1,420.00
Taxes & Licenses	11,506.72	300.00	64.30	3,292.07	5,839.94	1,361.34	25.00		624.07
Telephone	97,886.83	6,450.50	34,046.09	19,339.83	10,106.55	7,914.71	9,380.60	3,431.15	7,217.40
Temporary Agency Staff	485.76		485.76
Travel	21,401.56	5,319.78	3,677.29	1,692.93	1,182.62	54.00	2,068.17	1,159.43	6,247.34
Utilities	47,382.36	4,793.23	16,625.10	8,138.29	5,608.55	5,817.41	4,955.53	1,444.25
Interest to Finova	—
Payroll Paid TTG	—
	1,610,854.02	75,411.33	432,506.10	375,124.58	205,029.30	169,937.44	144,780.30	54,639.07	153,425.90
Restructuring Officer	—
Insurance Renewal	3,748.00								3,748.00
Credit Insurance Carrier	471,801.69			163,598.14	220,033.85	88,169.70
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	29,853.48	916.53	9,610.01	6,146.58	3,123.33	2,395.89	721.89		6,939.25

Total Other Cash Disbursements	3,212,209.59	159,083.84	703,531.80	718,925.48	532,014.01	360,053.27	250,437.22	104,962.37	383,201.60

TOTAL ALL CASH DISBURSEMENTS	9,558,384.96	514,253.82	2,600,123.33	2,200,378.96	1,394,466.64	1,178,141.99	938,287.56	349,457.13	383,275.53

	(942,056.09)	—	—	—	—	—	—	—	(942,056.09)

Book Balance per bank rec.		—	—		—	—			(942,056.09)

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	554,000.56
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$554,000.56

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No. 03-13208
Monthly Court Report for June-06
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other	Total
Beginning Cash Position	44,325.36	8,871.42	5,603.69	3,603.19	4,522.66	5,819.89	—	—	5,799.71	5,612.71	4,492.09		44,325.36	—	—	44,325.36

	—												—	—	—	—
TICO Cash Collected	—												—	—	—	—
SM Cash Collected	434,680.27	42,821.57	29,097.60	41,386.54	41,209.15	39,957.89	99,662.06		65,429.64	32,146.59	42,969.23		434,680.27	—	—	434,680.27
TIG Cash Collected	—												—	—	—	—
TPF Cash Collected	—												—	—	—	—
TCL Cash Collected	—												—	—	—	—
Other Income Collected	—												—	—	—	—

SUBTOTAL	434,680.27	42,821.57	29,097.60	41,386.54	41,209.15	39,957.89	99,662.06	—	65,429.64	32,146.59	42,969.23	—	434,680.27	—	—	434,680.27

	—												—	—	—	—
	—												—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	161,994.71	(41,319.90)	(27,324.08)	(33,953.12)	(36,911.78)	(36,110.85)	414,591.76	39,746.74	(49,061.53)	(28,899.96)	(38,762.57)		161,994.71	—	—	161,994.71
	—												—	—	—	—
	—												—	—	—	—

Total Cash Receipts and Transfers	596,674.98	1,501.67	1,773.52	7,433.42	4,297.37	3,847.04	514,253.82	39,746.74	16,368.11	3,246.63	4,206.66	—	556,928.24	39,746.74	—	596,674.98

													—	—		—
Cash Disbursements - Loans													—	—		—
													—	—		—
Loan Proceeds Checks	339,531.10						339,531.10						339,531.10	—		339,531.10
Expenses related to Loans	15,638.88						15,638.88						15,638.88	—		15,638.88

Subtotal - Loans	355,169.98	—	—	—	—	—	355,169.98	—	—	—	—		355,169.98	—	—	355,169.98

													—	—		—
													—	—		—
Cash Disbursements - Other	—												—	—		—
Advertising	10,405.04						10,405.04						10,405.04	—		10,405.04
Bank Charges	—						—						—	—	—	—
Claims Funding*	2,695.59						2,695.59						2,695.59	—		2,695.59
Company Auto	1,056.25						1,056.25						1,056.25	—	—	1,056.25
Computer Costs	—						—						—	—	—	—
Dues And Subscriptions	—						—						—	—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—	—
Equipment Rental	—						—						—	—	—	—
Fixed Assets	18,416.69						18,416.69						18,416.69	—	—	18,416.69
Forms & Printing	5,326.47						5,326.47						5,326.47	—	—	5,326.47
Insurance	1,372.03						1,372.03						1,372.03	—	—	1,372.03
Meals & Entertainment	1,120.12						1,120.12						1,120.12	—	—	1,120.12
Miscellaneous	1,188.67						1,188.67						1,188.67	—	—	1,188.67
Office Expense	1,269.22						1,269.22						1,269.22	—	—	1,269.22
Postage	8,159.22						8,159.22						8,159.22	—	—	8,159.22
Prepaid Expenses	—						—						—	—	—	—
Prepaid Software ABS	—						—						—	—	—	—
Professional Fees-Ordinary Course	—						—						—	—	—	—
Rent	13,107.63						13,107.63						13,107.63	—	—	13,107.63
Repairs & Maintenance	1,775.54						1,775.54						1,775.54	—	—	1,775.54
Roadgard	—						—						—	—	—	—
Seminars & Meetings	—						—						—	—	—	—
Taxes & Licenses	300.00						300.00						300.00	—	—	300.00
Telephone	6,450.50						6,450.50						6,450.50	—	—	6,450.50
Temporary Agency Staff	—						—						—	—	—	—
Travel	5,319.78						5,319.78						5,319.78	—	—	5,319.78
Utilities	4,793.23						4,793.23						4,793.23	—	—	4,793.23
Interest to Finova	—						—						—	—	—	—
Payroll Paid TTG	—						—						—	—	—	—
Payroll Paid SMC	115,158.07						75,411.33	39,746.74					75,411.33	39,746.74	—	115,158.07
Restructuring Officer	—						—						—	—	—	—
Insurance Renewal	—						—						—	—	—	—
Voyager Payment	—						—						—	—	—	—
Pre-Filing Prepays	—						—						—	—	—	—
Deposit to Lender	—						—						—	—	—	—
US Trustee	—						—						—	—	—	—
Bankruptcy Professionals	—						—						—	—	—	—
Other	916.53						916.53						916.53	—	—	916.53

Total Other Cash Disburs- ements	198,830.58	—	—	—	—	—	159,083.84	39,746.74	—	—	—		159,083.84	39,746.74	—	198,830.58

													—	—	—	—

TOTAL ALL CASH DISBUR- SEMENTS	554,000.56	—	—	—	—	—	514,253.82	39,746.74	—	—	—		514,253.82	39,746.74	—	554,000.56

																—

	86,999.78	10,373.09	7,377.21	11,036.61	8,820.03	9,666.93	—	—	22,167.82	8,859.34	8,698.75		86,999.78	—	—	86,999.78

Ending Bank Balance per bank rec.	86,999.78	10,373.09	7,377.21	11,036.61	8,820.03	9,666.93			22,167.82	8,859.34	8,698.75

In re:	Case No. 03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,542,149.13
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,542,149.13

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for June-06
FED ID# 57-0827143

	Consoli- dated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSE- MENT ACCOUNTS	WACH- OVIA PAYROLL ACCO- UNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	378,328.95	5,464.01	3,672.58	6,114.10	319,196.07	7,439.47		—	6,411.51	5,880.28	24,150.93	378,328.95	—	—	378,328.95

	—												—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	2,468,389.89	51,362.20	60,745.24	46,909.17	5,860,852.32	89,381.07	(3,980,734.06)		69,900.33	71,007.41	198,966.21	2,468,389.89	—	—	2,468,389.89
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUB- TOTAL	2,468,389.89	51,362.20	60,745.24	46,909.17	5,860,852.32	89,381.07	(3,980,734.06)	—	69,900.33	71,007.41	198,966.21	2,468,389.89	—	—	2,468,389.89

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEP- OSITS AND TRANS -FERS	315,514.60	(48,160.37)	(52,403.46)	(42,829.54)	(5,684,890.90)	(76,607.64)	6,181,107.63	341,775.56	(59,110.72)	(59,738.49)	(183,627.47)	(26,260.96)	341,775.56	—	315,514.60
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	2,783,904.49	3,201.83	8,341.78	4,079.63	175,961.42	12,773.43	2,200,373.57	341,775.56	10,789.61	11,268.92	15,338.74	2,442,128.93	341,775.56	—	2,783,904.49

												—
Cash Disburse- ments - Loans												—
												—
Loan Proceeds Checks	1,398,108.84						1,398,108.84					1,398,108.84			1,398,108.84
Expenses related to Loans	83,344.64						83,344.64					83,344.64			83,344.64

Subtotal - Loans	1,481,453.48						1,481,453.48					1,481,453.48			1,481,453.48

												—
												—
Cash Disburse- ments - Other												—
Advertising	19,735.75						19,735.75					19,735.75			19,735.75
Bank Charges	—											—	—	—	—
Claims Funding*	33,863.14						33,863.14					33,863.14			33,863.14
Company Auto	3,812.64						3,812.64					3,812.64	—	—	3,812.64
Computer Costs	59.13						59.13					59.13	—	—	59.13
Dues And Subscri- ptions	316.88						316.88					316.88	—	—	316.88
Employee Reimburse- ments - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	2,654.45						2,654.45					2,654.45	—	—	2,654.45
Forms & Printing	12,633.47						12,633.47					12,633.47	—	—	12,633.47
Insurance	7,013.26						7,013.26					7,013.26	—	—	7,013.26
Meals & Entertain- ment	4,310.08						4,310.08					4,310.08	—	—	4,310.08
Miscellaneous	830.10						830.10					830.10	—	—	830.10
Office Expense	1,133.23						1,133.23					1,133.23	—	—	1,133.23
Postage	10,332.39						10,332.39					10,332.39	—	—	10,332.39
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	—						—					—	—	—	—
Professional Fees -Ordinary Course	228.00						228.00					228.00	—	—	228.00
Rent	38,434.15						38,434.15					38,434.15	—	—	38,434.15
Repairs & Mainte- nance	6,056.00						6,056.00					6,056.00	—	—	6,056.00
Roadgard	—						—					—	—	—	—
Seminars & Meetings	175.00						175.00					175.00	—	—	175.00
Taxes & Licenses	3,292.07						3,292.07					3,292.07	—	—	3,292.07
Telephone	19,339.83						19,339.83					19,339.83	—	—	19,339.83
Temporary Agency Staff	—						—					—	—	—	—
Travel	1,692.93						1,692.93					1,692.93	—	—	1,692.93
Utilities	8,138.29						8,138.29					8,138.29	—	—	8,138.29
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	716,900.14						375,124.58	341,775.56				375,124.58	341,775.56	—	716,900.14
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	163,598.14						163,598.14					163,598.14	—	—	163,598.14
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Profess- ionals	—						—					—	—	—	—
Other	6,146.58						6,146.58					6,146.58	—	—	6,146.58

Total Other Cash Disburs- ements	1,060,695.65	—	—	—	—	—	718,920.09	341,775.56	—	—	—	1,060,695.65	—	—	1,060,695.65

												—	—	—	—

TOTAL ALL CASH DISBURS- EMENTS	2,542,149.13	—	—	—	—	—	2,200,373.57	341,775.56	—	—	—	2,200,373.57	341,775.56	—	2,542,149.13

	620,084.31	8,665.84	12,014.36	10,193.73	495,157.49	20,212.90	—	—	17,201.12	17,149.20	39,489.67	620,084.31	—	—	620,084.31

Book Balance per bank rec.	620,084.31	8,665.84	12,014.36	10,193.73	495,157.49	20,212.90			17,201.12	17,149.20	39,489.67

In re:	Case No. 03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,587,883.73
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,587,883.73

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for June-06
FED ID# 57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Texas State Bank 100102889	First State Bank 2702488
Beginning Cash Position	311,739.77	6,817.44	7,854.85	4,245.80	7,558.84	7,183.11	6,897.75	5,304.16

	—
TICO Cash Collected	—
SM Cash Collected	2,725,926.35	85,932.72	111,121.72	100,187.91	116,889.15	102,400.58	128,138.54	92,850.98
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUB TOTAL	2,725,926.35	85,932.72	111,121.72	100,187.91	116,889.15	102,400.58	128,138.54	92,850.98

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	219,359.14	(86,997.09)	(111,883.08)	(99,632.44)	(117,974.94)	(102,104.41)	(129,010.37)	(91,414.67)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,945,285.49	(1,064.37)	(761.36)	555.47	(1,085.79)	296.17	(871.83)	1,436.31

Cash Disbursements - Loans
Loan Proceeds Checks	1,836,187.73
Expenses related to Loans	60,403.80

Subtotal - Loans	1,896,591.53	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	27,478.08
Bank Charges	—
Claims Funding*	47,368.07
Company Auto	3,093.42
Computer Costs	84.22
Dues And Subscriptions	354.59
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	21,414.82
Forms & Printing	14,835.86
Insurance	8,411.04
Meals & Entertainment	2,003.52
Miscellaneous	1,375.63
Office Expense	2,600.73
Postage	6,832.83
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	228.00
Rent	62,856.15
Repairs & Maintenance	7,165.43
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	64.30
Telephone	34,046.09
Temporary Agency Staff	485.76
Travel	3,677.29
Utilities	16,625.10
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	9,610.01

Total Other Cash Disburs- ements	691,292.20	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURS- EMENTS	2,587,883.73	—	—	—	—	—	—	—

	669,141.53	5,753.07	7,093.49	4,801.27	6,473.05	7,479.28	6,025.92	6,740.47

Book Balance per bank rec.	669,141.53	5,753.07	7,093.49	4,801.27	6,473.05	7,479.28	6,025.92	6,740.47

	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Prosperity Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011
Beginning Cash Position	3,174.80	4,900.56	74,317.65	7,580.30	5,546.68	4,299.06	6,533.50	6,247.95

TICO Cash Collected
SM Cash Collected	67,692.02	66,997.23	670,381.65	124,944.04	81,164.56	68,433.91	76,273.43	92,219.18
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUB TOTAL	67,692.02	66,997.23	670,381.65	124,944.04	81,164.56	68,433.91	76,273.43	92,219.18

GENERAL LEDGER DEPOSITS AND TRANSFERS	(66,360.48)	(68,512.82)	(678,413.01)	(127,343.53)	(80,699.22)	(68,198.60)	(78,827.76)	(95,980.42)

Total Cash Receipts and Transfers	1,331.54	(1,515.59)	(8,031.36)	(2,399.49)	465.34	235.31	(2,554.33)	(3,761.24)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	4,506.34	3,384.97	66,286.29	5,180.81	6,012.02	4,534.37	3,979.17	2,486.71

Book Balance per bank rec.	4,506.34	3,384.97	66,286.29	5,180.81	6,012.02	4,534.37	3,979.17	2,486.71

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for	State Bank of Texas
FED ID#	168,262.00 8041871

	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380- 3594062	1st National 79921	1st National 325149301	Guaranty Bank 380- 3594559	Guaranty Bank 380- 3594542	Guaranty Bank 380- 3594153	Capital City 2931314501	Citizens	WACHOVIA DISBURSE- MENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470
Beginning Cash Position	9,658.62	3,786.33	7,537.15	5,223.68	9,298.72	6,893.86	6,328.64	7,265.84	5,598.18	4,578.89	7,550.45	—	—	10,046.23	8,176.34

TICO Cash Collected	—
SM Cash Collected	105,041.12	59,251.34	98,915.70	68,256.96	116,356.54	99,719.60	91,769.47	96,795.92	73,452.32	44,107.02	94,804.50	(911,186.51)		112,777.73	111,720.25
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected	—
Other Income Collected

SUBTOTAL	105,041.12	59,251.34	98,915.70	68,256.96	116,356.54	99,719.60	91,769.47	96,795.92	73,452.32	44,107.02	94,804.50	(911,186.51)	—	112,777.73	111,720.25

GENERAL LEDGER DEPOSITS AND TRANS- FERS	(106,523.42)	(58,291.00)	(100,001.63)	(68,705.06)	(114,585.63)	(101,499.16)	(93,973.02)	(96,630.06)	(73,516.16)	(44,755.56)	(97,359.17)	3,458,159.77	420,681.26	(116,023.89)	(114,722.12)

Total Cash Receipts and Transfers	(1,482.30)	960.34	(1,085.93)	(448.10)	1,770.91	(1,779.56)	(2,203.55)	165.86	(63.84)	(648.54)	(2,554.67)	2,546,973.26	420,681.26	(3,246.16)	(3,001.87)

Cash Disburse- ments - Loans
Loan Proceeds Checks												1,836,187.73
Expenses related to Loans												60,403.80

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—	1,896,591.53	—	—	—

Cash Disburse- ments - Other
Advertising												27,478.08
Bank Charges	—				—	—	—	—
Claims Funding*												47,368.07
Company Auto												3,093.42
Computer Costs												84.22
Dues And Subscriptions												354.59
Employee Reimbursements - collections exp												—
Equipment Rental												—
Fixed Assets												21,414.82
Forms & Printing												14,835.86
Insurance												8,411.04
Meals & Entertainment												2,003.52
Miscellaneous												1,375.63
Office Expense												2,600.73
Postage												6,832.83
Prepaid Expenses												—
Prepaid Software ABS												—
Professional Fees-Ordinary Course												228.00
Rent												62,856.15
Repairs & Maintenance												7,165.43
Roadgard												—
Seminars & Meetings												—
Taxes & Licenses												64.30
Telephone												34,046.09
Temporary Agency Staff												485.76
Travel												3,677.29
Utilities												16,625.10
Interest to Finova												—
Payroll Paid TTG												—
Payroll Paid SMC													420,681.26
Restructuring Officer												—
Insurance Renewal												—
Voyager Payment												—
Pre-Filing Prepays												—
Deposit to Lender												—
US Trustee												—
Bankruptcy Professionals												—
Other												9,610.01

Total Other Cash Disburse- ments	—	—	—	—	—	—	—	—	—	—	—	270,610.94	420,681.26	—	—

TOTAL ALL CASH DISBURSE- MENTS	—	—	—	—	—	—	—	—	—	—	—	2,167,202.47	420,681.26	—	—

	8,176.32	4,746.67	6,451.22	4,775.58	11,069.63	5,114.30	4,125.09	7,431.70	5,534.34	3,930.35	4,995.78	379,770.79	—	6,800.07	5,174.47

Book Balance per bank rec.	8,176.32	4,746.67	6,451.22	4,775.58	11,069.63	5,114.30	4,125.09	7,431.70	5,534.34	3,930.35	4,995.78			6,800.07	5,174.47

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	3,508.60	6,332.28	7,790.06	7,641.49	36,061.96	311,739.77	—	—	311,739.77

							—	—	—
TICO Cash Collected						—	—	—	—
SM Cash Collected	69,002.67	87,085.96	88,960.16	129,735.28	103,732.70	2,725,926.35	—	—	2,725,926.35
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						—	—	—	—

SUBTOTAL	69,002.67	87,085.96	88,960.16	129,735.28	103,732.70	2,725,926.35	—	—	2,725,926.35

						—	—	—	—
						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(69,696.77)	(88,396.04)	(91,508.86)	(124,100.38)	(95,841.12)	(201,322.12)	420,681.26	—	219,359.14
						—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—

Total Cash Receipts and Transfers	(694.10)	(1,310.08)	(2,548.70)	5,634.90	7,891.58	2,524,604.23	420,681.26	—	2,945,285.49

							—
Cash Disbursements - Loans							—
						—	—
Loan Proceeds Checks						1,836,187.73	—		1,836,187.73
Expenses related to Loans						60,403.80	—		60,403.80

Subtotal - Loans	—	—	—	—	—	1,896,591.53	—	—	1,896,591.53

							—
							—
Cash Disbursements - Other							—
Advertising						27,478.08	—	—	27,478.08
Bank Charges					—	—		—	—
Claims Funding*						47,368.07	—		47,368.07
Company Auto						3,093.42	—	—	3,093.42
Computer Costs						84.22	—	—	84.22
Dues And Subscriptions						354.59	—	—	354.59
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						21,414.82	—	—	21,414.82
Forms & Printing						14,835.86	—	—	14,835.86
Insurance						8,411.04	—	—	8,411.04
Meals & Entertainment						2,003.52	—	—	2,003.52
Miscellaneous						1,375.63	—	—	1,375.63
Office Expense						2,600.73	—	—	2,600.73
Postage						6,832.83	—	—	6,832.83
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						228.00	—	—	228.00
Rent						62,856.15	—	—	62,856.15
Repairs & Maintenance						7,165.43	—	—	7,165.43
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						64.30	—	—	64.30
Telephone						34,046.09	—	—	34,046.09
Temporary Agency Staff						485.76	—	—	485.76
Travel						3,677.29	—	—	3,677.29
Utilities						16,625.10	—	—	16,625.10
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	420,681.26	—	420,681.26
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						9,610.01	—	—	9,610.01

Total Other Cash Disbursements	—	—	—	—	—	270,610.94	420,681.26	—	691,292.20

						—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	2,167,202.47	420,681.26	—	2,587,883.73

	2,814.50	5,022.20	5,241.36	13,276.39	43,953.54	669,141.53	—	—	669,141.53

Book Balance per bank rec.	2,814.50	5,022.20	5,241.36	13,276.39	43,953.54

In re:	Case No. 03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,336,502.19
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,336,502.19

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No. 03-13213
Monthly Court Report for June-06
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,343,248.57	1,343,248.57		1,343,248.57	—	—	1,343,248.57
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,343,248.57	1,343,248.57	—	1,343,248.57	—	—	1,343,248.57

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(6,746.38)	(165,106.58)	158,360.20	(165,106.58)	158,360.20	—	(6,746.38)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,336,502.19	1,178,141.99	158,360.20	1,178,141.99	158,360.20	—	1,336,502.19

Cash Disbursements - Loans
Loan Proceeds Checks	774,843.38	774,843.38		774,843.38			774,843.38
Expenses related to Loans	43,245.34	43,245.34		43,245.34			43,245.34

Subtotal - Loans	818,088.72	818,088.72	—	818,088.72	—	—	818,088.72

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	10,695.87	10,695.87		10,695.87			10,695.87
Bank Charges	7.47	7.47		7.47	—	—	7.47
Claims Funding*	32,023.87	32,023.87		32,023.87			32,023.87
Company Auto	—	—		—	—	—	—
Computer Costs	67.08	67.08		67.08	—	—	67.08
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	6,853.11	6,853.11		6,853.11	—	—	6,853.11
Insurance	4,256.03	4,256.03		4,256.03	—	—	4,256.03
Meals & Entertainment	12.70	12.70		12.70	—	—	12.70
Miscellaneous	438.14	438.14		438.14	—	—	438.14
Office Expense	470.18	470.18		470.18	—	—	470.18
Postage	5,708.07	5,708.07		5,708.07	—	—	5,708.07
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees - Ordinary Course	—	—		—	—	—	—
Rent	20,689.85	20,689.85		20,689.85	—	—	20,689.85
Repairs & Maintenance	3,180.41	3,180.41		3,180.41	—	—	3,180.41
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	1,361.34	1,361.34		1,361.34	—	—	1,361.34
Telephone	7,914.71	7,914.71		7,914.71	—	—	7,914.71
Temporary Agency Staff	—	—		—	—	—	—
Travel	54.00	54.00		54.00	—	—	54.00
Utilities	5,817.41	5,817.41		5,817.41	—	—	5,817.41
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	328,297.64	169,937.44	158,360.20	169,937.44	158,360.20	—	328,297.64
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	88,169.70	88,169.70		88,169.70	—	—	88,169.70
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	2,395.89	2,395.89		2,395.89	—	—	2,395.89

Total Other Cash Disbursements	518,413.47	360,053.27	158,360.20	360,053.27	158,360.20	—	518,413.47

TOTAL ALL CASH DISBURSEMENTS	1,336,502.19	1,178,141.99	158,360.20	1,178,141.99	158,360.20	—	1,336,502.19

	—	—	—	—	—	—	—

Book Balance per bank rec.

In re:	Case No. 03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,577,302.96
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,577,302.96

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209	Case No. 03-13209
Monthly Court Report for June-06
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	36,856.91	6,755.92	16,811.98	13,289.01	—	—	36,856.91	—	—	36,856.91

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,193,981.08	77,916.66	201,813.17	$130,726.47	783,524.78		1,193,981.08	—	—	1,193,981.08
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,193,981.08	77,916.66	201,813.17	130,726.47	783,524.78	—	1,193,981.08	—	—	1,193,981.08

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	460,679.93	(80,666.02)	(208,494.45)	(136,722.96)	703,727.04	182,836.32	277,843.61	182,836.32	—	460,679.93
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,654,661.01	(2,749.36)	(6,681.28)	(5,996.49)	1,487,251.82	182,836.32	1,471,824.69	182,836.32	—	1,654,661.01

Cash Disbursements - Loans
							—
Loan Proceeds Checks	821,025.40				821,025.40		821,025.40			821,025.40
Expenses related to Loans	41,427.23				41,427.23		41,427.23			41,427.23

Subtotal - Loans	862,452.63	—	—	—	862,452.63	—	862,452.63	—	—	862,452.63

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	11,684.67				11,684.67		11,684.67			11,684.67
Bank Charges	—				—		—	—	—	—
Claims Funding*	19,941.52				19,941.52		19,941.52			19,941.52
Company Auto	4,957.89				4,957.89		4,957.89	—	—	4,957.89
Computer Costs	21.69				21.69		21.69	—	—	21.69
Dues And Subscriptions	—				—		—	—	—	—
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	1,120.00				1,120.00		1,120.00	—	—	1,120.00
Forms & Printing	6,609.22				6,609.22		6,609.22	—	—	6,609.22
Insurance	3,441.12				3,441.12		3,441.12	—	—	3,441.12
Meals & Entertainment	946.35				946.35		946.35	—	—	946.35
Miscellaneous	620.58				620.58		620.58	—	—	620.58
Office Expense	203.25				203.25		203.25	—	—	203.25
Postage	5,514.50				5,514.50		5,514.50	—	—	5,514.50
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	23,434.28				23,434.28		23,434.28	—	—	23,434.28
Repairs & Maintenance	2,594.80				2,594.80		2,594.80	—	—	2,594.80
Roadgard	—				—		—	—	—	—
Seminars & Meetings	—				—		—	—	—	—
Taxes & Licenses	5,839.94				5,839.94		5,839.94	—	—	5,839.94
Telephone	10,106.55				10,106.55		10,106.55	—	—	10,106.55
Temporary Agency Staff	—				—		—	—	—	—
Travel	1,182.62				1,182.62		1,182.62	—	—	1,182.62
Utilities	5,608.55				5,608.55		5,608.55	—	—	5,608.55
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	387,865.62				205,029.30	182,836.32	205,029.30	182,836.32	—	387,865.62
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	220,033.85				220,033.85		220,033.85	—	—	220,033.85
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	3,123.33				3,123.33		3,123.33	—	—	3,123.33

Total Other Cash Disburs- ements	714,850.33	—	—	—	532,014.01	182,836.32	532,014.01	182,836.32	—	714,850.33

							—	—	—	—

TOTAL ALL CASH DISBURS -EMENTS	1,577,302.96	—	—	—	1,394,466.64	182,836.32	1,394,466.64	182,836.32	—	1,577,302.96

	114,214.96	4,006.56	10,130.70	7,292.52	92,785.18	—	114,214.96	—	—	114,214.96

Book Balance per bank rec.	21,429.78	4,006.56	10,130.70	7,292.52

In re:	Case No. 03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,052,828.10
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,052,828.10

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for June-06
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Armstrong Bank 60025670	Arvest Bank 13637871	Arvest Bank 11462307	Arvest Bank 13637884	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	AmSouth 50972871	AmSouth 50972898	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	73,600.97	4,046.42	4,683.04	7,302.62	3,135.61	90.00	—	—	3,290.32	2,753.92	48,299.04	73,600.97	—	—	73,600.97

	—											—	—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	1,050,955.44	46,685.62	33,711.78	25,005.71	9,829.99	4,042.96	247,245.58		18,848.64	40,764.88	624,820.28	1,050,955.44	—	—	1,050,955.44
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	1,050,955.44	46,685.62	33,711.78	25,005.71	9,829.99	4,042.96	247,245.58	—	18,848.64	40,764.88	624,820.28	1,050,955.44	—	—	1,050,955.44

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	155,557.21	(39,343.49)	(29,407.53)	(22,143.79)	(8,160.46)	(923.13)	691,041.98	114,540.54	(17,116.50)	(31,998.37)	(500,932.04)	41,016.67	114,540.54	—	155,557.21
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	1,206,512.65	7,342.13	4,304.25	2,861.92	1,669.53	3,119.83	938,287.56	114,540.54	1,732.14	8,766.51	123,888.24	1,091,972.11	114,540.54	—	1,206,512.65

												—
Cash Disburs- ements - Loans												—
												—
Loan Proceeds Checks	662,132.49						662,132.49					662,132.49			662,132.49
Expenses related to Loans	25,717.85						25,717.85					25,717.85			25,717.85

Subtotal - Loans	687,850.34	—	—	—	—	—	687,850.34	—	—	—	—	687,850.34	—	—	687,850.34

												—
												—
Cash Disburs- ements - Other												—
Advertising	11,374.61						11,374.61					11,374.61			11,374.61
Bank Charges	681.75						681.75					681.75	—	—	681.75
Claims Funding*	9,354.73						9,354.73					9,354.73			9,354.73
Company Auto	790.28						790.28					790.28	—	—	790.28
Computer Costs	13.80						13.80					13.80	—	—	13.80
Dues And Subscriptions	127.68						127.68					127.68	—	—	127.68
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	27,492.47						27,492.47					27,492.47	—	—	27,492.47
Forms & Printing	4,354.16						4,354.16					4,354.16	—	—	4,354.16
Insurance	3,461.44						3,461.44					3,461.44	—	—	3,461.44
Meals & Entertainment	492.70						492.70					492.70	—	—	492.70
Miscellaneous	371.16						371.16					371.16	—	—	371.16
Office Expense	960.70						960.70					960.70	—	—	960.70
Postage	2,853.46						2,853.46					2,853.46	—	—	2,853.46
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	—						—					—	—	—	—
Professional Fees-Ordinary Course	—						—					—	—	—	—
Rent	24,724.66						24,724.66					24,724.66	—	—	24,724.66
Repairs & Maintenance	1,452.13						1,452.13					1,452.13	—	—	1,452.13
Roadgard	—						—					—	—	—	—
Seminars & Meetings	—						—					—	—	—	—
Taxes & Licenses	25.00						25.00					25.00	—	—	25.00
Telephone	9,380.60						9,380.60					9,380.60	—	—	9,380.60
Temporary Agency Staff	—						—					—	—	—	—
Travel	2,068.17						2,068.17					2,068.17	—	—	2,068.17
Utilities	4,955.53						4,955.53					4,955.53	—	—	4,955.53
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	259,320.84						144,780.30	114,540.54				144,780.30	114,540.54	—	259,320.84
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	—						—					—	—	—	—
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	721.89						721.89					721.89	—	—	721.89

Total Other Cash Disburs- ements	364,977.76	—	—	—	—	—	250,437.22	114,540.54	—	—	—	250,437.22	114,540.54	—	364,977.76

												—

TOTAL ALL CASH DISBURS- EMENTS	1,052,828.10	—	—	—	—	—	938,287.56	114,540.54	—	—	—	938,287.56	114,540.54	—	1,052,828.10

	227,285.52	11,388.55	8,987.29	10,164.54	4,805.14	3,209.83	—	—	5,022.46	11,520.43	172,187.28	227,285.52	—	—	227,285.52

Book Balance per bank rec.	227,285.52	11,388.55	8,987.29	10,164.54	4,805.14	3,209.83			5,022.46	11,520.43	172,187.28

In re:	Case No. 03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	505,501.06
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$505,501.06

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for June-06
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(360,163.10)	104,210.59	534,440.61	(959,468.02)	(39,346.28)	(360,163.10)	—	—	(360,163.10)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	908,786.64		908,786.64		—	908,786.64	—	—	908,786.64
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	283.02	283.02				283.02	—	—	283.02

SUBTOTAL	909,069.66	283.02	908,786.64	—	—	909,069.66	—	—	909,069.66

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(440,004.47)		(976,547.71)	400,687.46	135,855.78	(575,860.25)	135,855.78	—	(440,004.47)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	469,065.19	283.02	(67,761.07)	400,687.46	135,855.78	333,209.41	135,855.78	—	469,065.19	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	73.93			73.93		73.93			73.93

Subtotal - Loans	73.93	—	—	73.93	—	73.93	—	—	73.93

Cash Disbursements - Other	—					—
Advertising	38,850.20			38,850.20		38,850.20			38,850.20
Bank Charges	40.50			40.50		40.50	—	—	40.50
Claims Funding*	57,499.58			57,499.58		57,499.58			57,499.58
Company Auto	6,245.19			6,245.19		6,245.19	—	—	6,245.19
Computer Costs	3,777.31			3,777.31		3,777.31	—	—	3,777.31
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	4,238.67			4,238.67		4,238.67	—	—	4,238.67
Fixed Assets	30,020.74			30,020.74		30,020.74	—	—	30,020.74
Forms & Printing	1,379.98			1,379.98		1,379.98	—	—	1,379.98
Insurance	4,169.15			4,169.15		4,169.15	—	—	4,169.15
Meals & Entertainment	2,451.72			2,451.72		2,451.72	—	—	2,451.72
Miscellaneous	531.05			531.05		531.05	—	—	531.05
Office Expense	1,016.67			1,016.67		1,016.67	—	—	1,016.67
Postage	9,594.03			9,594.03		9,594.03	—	—	9,594.03
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	24,457.75			24,457.75		24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course	2,884.80			2,884.80		2,884.80	—	—	2,884.80
Rent	15,673.87			15,673.87		15,673.87	—	—	15,673.87
Repairs & Maintenance	748.43			748.43		748.43	—	—	748.43
Roadgard	—			—		—	—	—	—
Seminars & Meetings	1,420.00			1,420.00		1,420.00	—	—	1,420.00
Taxes & Licenses	624.07			624.07		624.07	—	—	624.07
Telephone	7,217.40			7,217.40		7,217.40	—	—	7,217.40
Temporary Agency Staff	—			—		—	—	—	—
Travel	6,247.34			6,247.34		6,247.34	—	—	6,247.34
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	275,651.43			153,425.90	122,225.53	153,425.90	122,225.53	—	275,651.43
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	3,748.00			3,748.00		3,748.00	—	—	3,748.00
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	6,939.25			6,939.25		6,939.25	—	—	6,939.25

Total Other Cash Disbursements	505,427.13	—	—	383,201.60	122,225.53	383,201.60	122,225.53	—	505,427.13

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	505,501.06	—	—	383,275.53	122,225.53	383,275.53	122,225.53	—	505,501.06

	(396,598.97)	104,493.61	466,679.54	(942,056.09)	(25,716.03)	(410,229.22)	13,630.25	—	(396,598.97)

Book Balance per bank rec.	(396,598.97)	104,493.61	466,679.54	(942,056.09)	(25,716.03)
		—		—
			—

In re:	Case No. 03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for June-06
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period June-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for June-06
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period June-06

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory

Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Proft(Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

*	”Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 2

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period June-06

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operationas Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interst Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

6/30/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,227,381	—	—	3,227,381	70.6%	—	3,227,381	70.6%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	536,562	—	—	536,562	11.7%	—	536,562	11.7%
Late Charges	—	—	—	321,556	—	—	321,556	7.0%	—	321,556	7.0%

Total Interest Income	—	—	—	4,085,498	—	—	4,085,498	89.3%	—	4,085,498	89.3%
Interest Expense	—	—	—	240,645	136,804	—	377,450	8.3%	—	377,450	8.3%

Net Interest Income	—	—	—	3,844,853	(136,804)	—	3,708,049	81.1%	—	3,708,049	81.1%
Provision for Loan Losses
P&L Recoveries	—	—	—	(49,859)	—	—	(49,859)	-1.1%	(10,025)	(59,884)	-1.3%
Reserves	—	—	—	127,084	—	—	127,084	2.8%	—	127,084	2.8%
Cash	—	—	—	705,163	—	—	705,163	15.4%	—	705,163	15.4%

Total Provision	—	—	—	782,389	—	—	782,389	17.1%	(10,025)	772,364	16.9%
Net Interest included Provision	—	—	—	3,062,464	(136,804)	—	2,925,659		10,025	2,935,684
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	411,874	—	—	411,874	9.0%	(24)	411,851	9.0%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	36,747	—	—	36,747	0.8%	—	36,747	0.8%
Other Income	—	—	—	11,001	27,413	—	38,414	0.8%	—	38,414	0.8%

Total Direct Income	—	—	—	459,622	27,413	—	487,035	10.7%	(24)	487,011	10.7%
Total Revenue	—	—	—	4,545,120	27,413	—	4,572,533	100.0%	(24)	4,572,509	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,401,502	34,818	—	1,436,319	31.4%	—	1,436,319	31.4%
Commissions/Bonus	—	—	—	302,614	—	—	302,614	6.6%	—	302,614	6.6%
Benefits	—	—	—	217,395	1,585	—	218,980	4.8%	—	218,980	4.8%
Taxes	—	—	—	133,355	2,457	—	135,812	3.0%	—	135,812	3.0%
Other	—	—	—	2,584	—	—	2,584	0.1%	—	2,584	0.1%

Total Personnel	—	—	—	2,057,450	38,860	—	2,096,310	45.8%	—	2,096,310	45.8%
Building
Rent	—	—	—	199,901	3,684	—	203,584	4.5%	—	203,584	4.5%
Utilities	—	—	—	45,375	472	—	45,847	1.0%	—	45,847	1.0%
Depreciation	—	—	—	59,217	1,611	—	60,829	1.3%	3,295	64,123	1.4%
Other	—	—	—	13,872	—	—	13,872	0.3%	—	13,872	0.3%

Total Building	—	—	—	318,365	5,767	—	324,132	7.1%	3,295	327,427	7.2%
Telecommunications
Telephone	—	—	—	88,488	1,097	—	89,585	2.0%	—	89,585	2.0%
Computers	—	—	—	61,152	5,487	—	66,639	1.5%	—	66,639	1.5%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	149,640	6,584	—	156,223	3.4%	—	156,223	3.4%
Advertising	—	—	—	161,955	—	—	161,955	3.5%	—	161,955	3.5%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	(328)	(328)	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	32,228	721,374	—	753,602	16.5%	—	753,602	16.5%
Collection Expense	—	—	—	2,124	—	—	2,124	0.0%	203	2,326	0.1%
Travel	—	—	—	98,749	51	—	98,800	2.2%	—	98,800	2.2%
Office Expense	—	—	—	122,689	2,398	—	125,088	2.7%	—	125,088	2.7%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	7,825	—	—	7,825	0.2%	—	7,825	0.2%
Taxes & Licenses	—	—	—	24,061	721	—	24,782	0.5%	—	24,782	0.5%
Other	—	—	—	71,490	218	—	71,708	1.6%	304	72,012	1.6%

Total Other Expense	—	—	—	226,065	3,337	—	229,402	5.0%	304	229,707	5.0%

Total Direct Expense	—	—	—	4,069,609	912,777	—	4,982,386	109.0%	(6,552)	4,975,835	108.8%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	475,510	(885,364)	—	(409,854)	-9.0%	6,528	(403,326)	-8.8%
Income Tax (34%)	—	—	—	183,642	—	—	183,642	4.0%	—	183,642	4.0%

Net Income	—	—	—	291,868	(885,364)	—	(593,496)	-13.0%	6,528	(586,968)	-12.8%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru June 30, 2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	103,358,936	36	—	103,737,518	68.8%	10,166,085	113,903,603	77.3%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	2.5%
Fee Income	226,383	105,384	—	13,434,841	—	—	13,766,608	9.1%	51,566	13,818,174	9.4%
Late Charges	149,281	—	—	8,425,079	—	—	8,574,359	5.7%	1,064,348	9,638,707	6.5%

Total Interest Income	741,283	118,310	—	125,218,856	36	—	126,078,486	83.6%	14,957,402	141,035,888	95.7%
Interest Expense	113,794	52,912	0	5,869,351	6,314,182	—	12,350,239	8.2%	3,252,426	15,602,665	10.6%

Net Interest Income	627,489	65,398	(0)	119,349,505	(6,314,146)	—	113,728,247	75.4%	11,704,976	125,433,222	85.1%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,648,656)	—	—	(1,658,152)	-1.1%	(2,488,322)	(4,146,473)	-2.8%
Reserves	—	(20,000)	—	1,632,332	—	—	1,612,332	1.1%	(7,657,559)	(6,045,227)	-4.1%
Cash	557,239	64,134	4,612	30,990,893	—	—	31,616,878	21.0%	21,309,765	52,926,642	35.9%

Total Provision	547,854	44,024	4,612	30,974,569	—	—	31,571,059	20.9%	11,163,884	42,734,942	29.0%
Net Interest included Provision	79,635	21,375	(4,612)	88,374,936	(6,314,146)	—	82,157,188		541,092	82,698,280
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	15,623,394	—	—	15,623,394	10.4%	1,598,728	17,222,122	11.7%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	1.4%	69,787	2,255,222	1.5%
Earned Insurance	—	—	—	—	—	—	—	0.0%	388,523	388,523	0.3%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	959,556	—	—	960,452	0.6%	—	960,452	0.7%
Other Income	171,288	256,832	2,042,382	2,336,989	1,148,231	—	5,955,722	3.9%	(20,433,889)	(14,478,167)	-9.8%

Total Direct Income	171,288	256,832	5,266,457	17,882,195	1,148,231	—	24,725,003	16.4%	(18,376,851)	6,348,151	4.3%
Total Revenue	912,570	375,142	5,266,457	143,101,051	1,148,267	—	150,803,488	100.0%	(3,419,449)	147,384,039	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	41,861,541	2,283,382	—	45,961,612	30.5%	5,116,963	51,078,575	34.7%
Commissions/Bonus	—	58,213	366,715	7,656,219	302,445	—	8,383,591	5.6%	481,502	8,865,093	6.0%
Benefits	6,989	12,842	142,412	4,956,199	102,460	—	5,220,902	3.5%	451,031	5,671,933	3.8%
Taxes	6,914	15,553	159,820	4,488,845	192,730	—	4,863,862	3.2%	576,977	5,440,839	3.7%
Other	—	—	66,338	253,912	83,006	—	403,256	0.3%	126,684	529,940	0.4%

Total Personnel	100,067	259,140	2,293,278	59,216,716	2,964,022	—	64,833,223	43.0%	6,753,157	71,586,379	48.6%
Building
Rent	392	9,889	184,677	5,813,985	266,176	—	6,275,119	4.2%	878,197	7,153,315	4.9%
Utilities	—	216	40,071	1,308,213	48,827	—	1,397,327	0.9%	152,604	1,549,931	1.1%
Depreciation	40,494	2,445	84,488	2,102,042	365,330	—	2,594,800	1.7%	623,209	3,218,008	2.2%
Other	428	257	—	422,412	12,079	—	435,175	0.3%	107,404	542,580	0.4%

Total Building	41,314	12,806	309,236	9,646,652	692,412	—	10,702,420	7.1%	1,761,414	12,463,834	8.5%
Telecommunications
Telephone	6,010	6,411	89,222	2,725,150	180,791	—	3,007,584	2.0%	390,697	3,398,281	2.3%
Computers	27,156	3,315	80,347	1,140,773	324,494	—	1,576,084	1.0%	379,889	1,955,973	1.3%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.3%	90,357	482,765	0.3%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	4,216,886	528,865	—	4,975,525	3.3%	861,643	5,837,168	4.0%

Advertising	—	113	43,816	4,326,210	4,720	—	4,374,858	2.9%	163,736	4,538,594	3.1%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.8%	1,580,370	2,848,327	1.9%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.3%
Professional Fees	2,386	9,408	36,482	717,304	37,603,493	—	38,369,073	25.4%	100,846	38,469,919	26.1%
Collection Expense	1,860	51	—	54,980	—	—	56,891	0.0%	678,550	735,442	0.5%
Travel	—	6,620	24,540	2,880,166	128,021	—	3,039,348	2.0%	207,618	3,246,966	2.2%
Office Expense	23,071	3,158	52,550	3,500,819	255,965	—	3,835,562	2.5%	489,181	4,324,743	2.9%
Entertainment	—	68	—	115,490	35	—	115,593	0.1%	126	115,719	0.1%
Amortization	—	—	101,806	391,679	—	—	493,485	0.3%	12,568,082	13,061,567	8.9%
Taxes & Licenses	5,636	3,405	20,599	819,589	84,793	—	934,022	0.6%	202,096	1,136,118	0.8%
Other	1,326	29,298	567,361	2,522,720	104,500	—	3,225,206	2.1%	2,296,657	5,521,863	3.7%

Total Other Expense	30,033	35,930	742,315	7,350,297	445,293	—	8,603,868	5.7%	15,556,143	24,160,011	16.4%

Total Direct Expense	871,340	431,143	3,639,880	126,521,089	48,681,008	—	180,144,461	119.5%	42,497,820	222,642,280	151.1%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	16,558,104	(47,453,289)	—	(29,298,476)	-19.4%	(45,959,766)	(75,258,242)	-51.1%
Income Tax (34%)	—	—	66,684	6,330,886	5,481,666	—	11,879,236	7.9%	(10,708,208)	1,171,028	0.8%

Net Income	41,231	(56,002)	1,544,796	10,227,218	(52,934,955)	—	(41,177,712)	-27.3%	(35,251,558)	(76,429,270)	-51.9%

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period June-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*	”Insider is defined in 11 U.S.C Section 101(31).

Form Mor - 3

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period June-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

The Thaxton Group

Balance Sheet

6/30/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company

								TICO	Reinsurance
Assets
Cash/Investments	—	—	—	1,388,512	9,296,498	—	10,685,011	(1,673)	—	(1,673)	10,683,337
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	73,451,871	—	—	73,451,871	3,675	—	3,675	73,455,546
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(12,876,445)	—	—	(12,876,445)	—	—	—	(12,876,445)
Loss Reserve	—	—	—	(7,426,165)	(10,000)	—	(7,436,165)	—	—	—	(7,436,165)
Unearned Insurance	—	—	—	(1,099,166)	—	—	(1,099,166)	(2,043,737)	(690,426)	(2,734,163)	(3,833,328)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,123,582	498,627	—	6,622,209	419,242	—	419,242	7,041,451
Accumulated Depreciation	—	—	—	(4,242,680)	(442,391)	—	(4,685,071)	(388,678)	—	(388,678)	(5,073,749)
Accounts Receivable	73,260	—	(102)	277,421	8,921	—	359,500	347,723	(42,288)	305,436	664,936
Repossessed Automobiles	—	—	—	—	—	—	—	87,828	—	87,828	87,828
Intercompany Balance	733,168	57,761	(3,410,817)	(29,168,148)	73,145,373	(6,248,675)	35,108,661	(45,873,609)	9,588,090	(36,285,519)	(1,176,857)
Goodwill	—	—	—	18,030,924	—	—	18,030,924	—	—	—	18,030,924
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(146,122)	—	—	(146,122)	—	—	—	(146,122)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	239,469	239,469	239,469
Prepaid Assets	—	—	—	1,083,134	4,281	—	1,087,415	7,341	—	7,341	1,094,756
Other Assets	—	—	—	576,637	6,923,713	—	7,500,350	1,647	78,591	80,238	7,580,587

Total Assets	806,428	57,761	(3,410,919)	45,973,356	113,782,630	(18,409,595)	138,799,661	(47,440,241)	9,173,436	(38,266,804)	100,532,857
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	6,949,534	—	6,951,044	32,347	—	32,347	6,983,390
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	120,891,722	—	120,891,722	1,896,371	—	1,896,371	122,788,093
Accounts Payable	4,236	1,509	13,541	732,770	46,349	—	798,405	493,774	3,338,245	3,832,018	4,630,423
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	5,364,962	(18,000)	—	5,346,962	—	124,370	124,370	5,471,332
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,645,558	56,858	—	2,704,750	29,159	8,171	37,330	2,742,080
Other Liabilities	296,174	—	—	58,581	41,604	—	396,359	62,939	192,208	255,146	651,505

Total Liabilities	302,744	1,509	82,789	8,801,871	163,869,954	—	173,058,868	2,514,590	3,880,389	6,394,979	179,453,847
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(543,604)	56,252	(4,702,440)	37,212,443	(53,379,004)	(19,187,192)	(40,543,545)	(49,979,339)	5,066,823	(44,912,516)	(85,456,061)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	171,288	—	—	2,820,371	(5,177,271)	—	(2,185,613)	24,509	226,224	250,733	(1,934,880)

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	37,171,485	(50,087,325)	(18,409,595)	(34,259,207)	(49,954,830)	5,293,047	(44,661,783)	(78,920,990)
Total Liabilities & Stockholders’ Equity	806,428	57,761	(3,410,919)	45,973,356	113,782,630	(18,409,595)	138,799,661	(47,440,241)	9,173,436	(38,266,804)	100,532,857

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period June 30, 2006

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$93,485.90	$93,485.90	Bi-Weekly	EFT	0
FICA-Employee	0	$112,462.78	$112,462.78	Bi-Weekly	EFT	0
FICA-Employer	0	$112,462.78	$112,462.78	Bi-Weekly	EFT	0
Unemployment	0	$1,877.63	$1,877.63	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$320,289.09	$320,289.09	$0.00		$0.00

State and Local
Withholding	0	$40,371.02	$40,371.02	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$7,963.42	$7,963.42	Bi-Weekly		0
Real Property	0	$866.07	$866.07
Personal Property	0	683.48	$683.48
Other:	0	10,828.34	$10,828.34			0

Total State and Local Taxes	$0.00	$60,712.33	$60,712.33	$0.00		$0.00

TOTAL TAXES		$381,001.42	$381,001.42			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* ”Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for June-06

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	33,173.72	8,548.26	24,625.46
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	33,173.72	8,548.26	24,625.46

Cash Disbursments
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	35,132.62	8,548.26	26,584.36
Employee Witholding of Insurance/etc	(1,958.90)		(1,958.90)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	33,173.72	8,548.26	24,625.46

	0.00	0.00	0.00

			0.00

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No. 01-10571
Wachovia 2000014825402
Monthly Court Report for June-06

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	33,173.72	0.00	33,173.72
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	33,173.72	0.00	33,173.72

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00	0.00		0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00			0.00
Interest to Finova	0.00	0.00		0.00
Payroll Paid TTG	0.00	35,132.62		35,132.62
Employee Withholding of Insurance/etc	0.00	(1,958.90)		(1,958.90)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	33,173.72	0.00	33,173.72

	0.00	0.00	0.00	0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 6/9/2006	Period Ending 6/23/2006	Period Ending	Total
Corporate
Salary expense	$12,186.92	$12,186.92	$—	$24,373.84
FICA/FUTA/SUTA	$936.52	$936.52	$—	$1,873.04
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$13,292.18	$13,292.18	$—	$26,584.36

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08	$—	$584.16
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26

Period Total	$17,566.31	$17,566.31	$—	$35,132.62

401(k) payable	$(867.30)	$(867.30)	$—	$(1,734.60)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(13.46)	$(13.46)	$—	$(26.92)
Life insurance	$(9.28)	$(9.28)	$—	$(18.56)
Contingent health liability	$(63.55)	$(63.55)	$—	$(127.10)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$16,586.86	$16,586.86	$—	$33,173.72
	$(979.45)	$(979.45)	$—	$(1,958.90)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$10,721.78	$10,721.75	$—	$21,443.53
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$2,470.40	$2,470.40	$—	$4,940.80
EE SS Tax	$995.72	$995.74	$—	$1,991.46
ER SS Tax	$995.73	$995.73	$—	$1,991.46
EE Med Tax	$232.86	$232.87	$—	$465.73
ER Med Tax	$232.87	$232.87	$—	$465.74
State/local Tax	$937.50	$937.50	$—	$1,875.00
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$16,586.86	$16,586.86	$—	$33,173.72

				$—
reconciliation	$—	$—	$—	$—
Accrual	$979.45	$979.45	$—	$1,958.90

PAYROLL - TICO

	Period Ending 6/9/2006	Period Ending 6/23/2006	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Corp
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08	$—	$584.16
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26

Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—

Period Total	$4,274.13	$4,274.13	$—	$8,548.26

THE THAXTON GROUP	Wachovia # 2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL	2079900431038
Wachovia	540439122
Monthly Court Report for June-06	2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(39,346.28)	—	—	—	—	—		(39,346.28)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,393,796.40	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	135,855.78
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,393,796.40	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	135,855.78

Cash Disbursements - Loans
Gross Wages	1,106,557.48	189,754.94	130,625.09	70,016.95	49,199.54	352,553.00	157,824.31	156,583.65
Federal Tax	98,648.97	17,713.53	11,818.70	5,423.56	4,336.67	31,691.21	10,970.36	16,694.94
SS Tax	64,456.84	11,476.18	7,815.55	4,272.96	3,037.37	20,468.62	9,477.00	7,909.16
Med Tax	15,555.72	2,683.89	1,827.89	999.29	710.35	4,964.09	2,216.40	2,153.81
EIC	(127.05)	—	—	—	—	(127.05)	—	—
State Tax	38,426.18	7,306.91	380.91	2,036.00	1,957.37	13,685.84	5,298.14	7,761.01
Advance	(445.84)	(900.00)	—	—	—	—	—	454.16
Mileage	(29,232.81)	(5,605.11)	(3,794.09)	(1,422.28)	(276.52)	(12,509.43)	(5,479.68)	(145.70)
Miscellaneous	(632.09)	—	(6.00)	—	—	—	—	(626.09)
Shortage	—	—	—	—	—	—	—	—
STD	1,320.37	152.35	182.82	113.57	5.54	457.05	229.91	179.13
Medical	23,291.03	3,793.66	3,669.22	802.16	171.29	7,321.76	3,234.90	4,298.04
401K Loans	2,857.64	547.90	—	80.50	—	1,166.72	211.56	850.96
401K Deducts	12,494.82	1,871.15	542.94	561.23	—	4,997.41	372.97	4,149.12
AHL Dental	5,295.03	764.88	795.68	236.81	38.50	1,785.14	939.52	734.50
AHL Cancer	906.46	104.98	61.84	58.64	—	326.84	146.68	207.48
AHL Life	2,439.16	367.40	323.78	121.06	3.40	870.06	456.01	297.45
Flex Med	3,629.42	—	42.50	—	—	575.63	439.85	2,571.44
Dep Care	819.38	—	—	—	—	434.78	—	384.60
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	63.00	12.00	10.00	8.00	—	15.00	14.00	4.00
Garnishment	915.38	513.94	163.80	—	—	237.64	—	—
Bankrpc	2,260.00	195.00	—	2,065.00	—	—	—	—
Child support	7,204.28	1,045.00	941.14	1,329.66	—	1,553.66	1,476.82	858.00
Tax Levy	468.76	187.50	—	—	—	187.13	94.13	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	250,787.68	42,231.16	24,776.68	16,686.16	10,157.00	78,102.10	30,098.57	48,736.01
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	14,011.86	1,941.44	1,104.94	3,394.66	—	1,978.43	1,570.95	858.00
Federal Tax	134,426.75	17,713.53	11,818.70	5,423.56	4,336.67	31,691.21	10,970.36	16,694.94
EE SS Tax	88,545.10	11,476.18	7,815.55	4,272.96	3,037.37	20,468.62	9,477.00	7,909.16
ER SS Tax	88,667.78	11,476.17	7,815.57	4,299.97	3,037.36	20,510.25	9,531.08	7,909.16
EE Med Tax	21,309.00	2,683.89	1,827.89	999.29	710.35	4,964.09	2,216.40	2,153.81
ER Med Tax	21,337.80	2,683.97	1,827.86	1,005.63	710.36	4,973.97	2,228.89	2,153.83
State Tax	38,496.02	7,306.91	380.91	2,036.00	1,957.37	13,685.84	5,298.14	7,761.01
Futa	1,877.63	291.74	161.11	122.75	214.57	350.91	194.87	21.85
Suta	7,963.42	1,931.69	479.03	489.55	834.03	1,170.30	653.73	73.76
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(25,716.03)	—	—	—	—	—	—	(25,716.03)

Book Balance per bank rec.	(25,716.03)		—		—	—		(25,716.03)
Ending Bank Balance per bank rec.

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 06/30/2006

Aged Accounts Receivable

(Gross Balance as of 06/30/06)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$66,712,124	$66,712,124	$—	$—	$—
Potential (1-30)	$3,219,258	$3,219,258	$—	$—	$—
31-60 Days	$1,706,948	$1,706,948	$—	$—	$—
61-90 Days	$896,277	$896,277	$—	$—	$—
91 and Over	$917,265	$917,265	$—	$—	$—
Total Delinquency	$6,739,748	$6,739,748	$—	$—	$—
Total Gross Receivables	$73,451,871	$73,451,871	$—	$—	$—

Post Accounts Payable
(As of 06/30/06)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period June-06

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$72,410,293
Plus Amounts billed during the period
Sold Receivables during month
Less Amounts collected during the period	$(10,330,608)
Total Accounts Receivable at the end of the reporting period	$62,079,685

Amount
Accounts Receivable Aging
0-30 days old	$69,931,381
31-60 days old	$1,706,948
61-90 days old	$896,277
91+ days old	$917,265
Total Accounts Receivable	$73,451,871
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$73,451,871

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED

Monthly Court Report for Jun-06

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	72,422,650.34	—	—	(3,410,817.00)	57,761.00	733,168.00	—	(30,968,333.58)	(45,883,479.76)
Cash Transfers between companies	—		464,050.89							(464,050.89)
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		18,026.34							(27,897.59)	9,871.25
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		240,645.02							(240,645.02)
Payroll	—
Analysis charges	—
Audit accrual	—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 06/30/06	(0.00)	6,248,675.00	73,145,372.59	—	—	(3,410,817.00)	57,761.00	733,168.00	—	(31,700,927.08)	(45,873,608.51)

	(0.00)	6,248,675.00	73,145,372.59	—	—	(3,410,817.00)	57,761.00	733,168.00	—	(31,700,927.08)	(45,873,608.51)

Balance Sheet - June 30, 2006	—	6,248,675.00	73,145,373.00			(3,410,817.00)	57,761.00	733,168.00		(31,700,927.00)	(45,873,609.00)